Accounts Receivable	12 Months Ended
Mar. 31, 2024
Accounts Receivable [Abstract]
Accounts Receivable [Text Block]

5. Accounts Receivable

The Company has evaluated the carrying value of accounts receivable as at March 31, 2024 in accordance with IFRS 9 and has determined that net allowance against accounts receivable of $1,319,873 as at March 31, 2024 (2023 - net - $94,791) is warranted. As at March 31, 2024 the Company had an accounts receivable net of allowances balance of $2,831,942 (2023 - $10,406,906). 2 customers (2023 - 2 customers) each represented more than 10% of this balance, and these customers in aggregate represented 30% (2023 - 67%) of the balance.

	March 31, 2024	March 31, 2023
Allowance for doubtful accounts, beginning of year	$139,370	$44,579
plus: new allowance recognized	1,459,243	139,370
less: allowance collected	(139,370)	(44,579)

Allowance for doubtful accounts, end of year	$1,459,243	$139,370